UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, the Board of Directors of SIRVA, Inc. (“SIRVA”) appointed Daniel P. Mullin as SIRVA’s Chief Accounting Officer, effective as of August 19, 2007.  James J. Bresingham, who served as Chief Accounting Officer prior to Mr. Mullin, will continue to serve as SIRVA’s acting Chief Financial Officer.

Mr. Mullin, age 48, joined SIRVA in January 2006 as Vice President – Financial Reporting and Corporate Accounting. Prior to joining SIRVA, Mr. Mullin was Director of Financial Reporting at Anixter International Inc., a distributor of communication products, electrical and electronic wire and cable, and fastener and other small parts, from 1998 until January 2006. He spent the previous 15 years in various financial roles with Arthur Young & Co., Dart & Kraft, Premark International Inc. and Tupperware Corporation.

Mr. Mullin was not selected pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Mullin and any of SIRVA’s directors or other executive officers. There have been no related party transactions between SIRVA and Mr. Mullin reportable under Item 404(a) of Regulation S-K.

In connection with Mr. Mullin’s appointment as Chief Accounting Officer, SIRVA entered into a letter agreement (the “Employment Agreement”) with Mr. Mullin with respect to his employment.  Under the Employment Agreement, Mr. Mullin will receive an annual base salary of $200,000, with a maximum annual cash bonus opportunity of up to 65% of his base salary under SIRVA’s Management Incentive Plan.  SIRVA will guarantee the 10% individual component of Mr. Mullin’s bonus if he meets specific goals.  Mr. Mullin is also entitled to participate in all health, welfare and other benefits available to SIRVA’s executives, including a $13,440 annual company car allowance and personal financial consulting.

The description of the Employment Agreement set forth above is qualified in its entirety by reference to the actual terms of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.  Other Events.

On August 23, 2007, SIRVA issued a press release announcing the results of its 2007 annual meeting of stockholders, including the approval of the conversion of SIRVA’s convertible notes into convertible perpetual preferred stock.  SIRVA also announced that it has retained Goldman, Sachs & Co. as its financial advisor to assist SIRVA with its ongoing evaluation of strategic alternatives.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter Agreement, dated August 24, 2007, from SIRVA, Inc. to Daniel P. Mullin.

99.1	Press Release, dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: August 24, 2007

	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description

10.1	Letter Agreement, dated August 24, 2007, from SIRVA, Inc. to Daniel P. Mullin.
99.1	Press Release, dated August 23, 2007.